EXHIBIT 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

June 30, 2003

(Unaudited)

Financial measures that exclude accumulated other comprehensive income are non-GAAP (Generally Accepted Accounting Principles) measures. The Company provides net income return on average equity calculated both with and without accumulated other comprehensive income in its financial disclosures because management believes providing both gives investors a better understanding of return on equity. Measuring net income return on average equity without accumulated other comprehensive income excludes the effect of market value fluctuations of the Company’s fixed maturity securities primarily associated with changes in interest rates. Management believes that measuring net income return on average equity without accumulated other comprehensive income is important to investors because the turnover of the Company’s portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income are ultimately realizable.

Certain prior period amounts have been reclassified to conform to the current period’s presentation.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (503)321-6127

Fax: (503)478-5037

Email: jhallin@standard.com

Web site address: http://www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions except share data)

CONSOLIDATED

						2003		2002
1998 *	1999 *	2000	2001	2002		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$85.2	$101.2	$116.2	$131.5	$149.8	Employee Benefits—Insurance	$43.3	$43.1	$49.5	$33.5	$30.1	$36.7
19.5	12.4	11.4	27.8	25.7	Individual Insurance	11.9	9.5	1.6	10.4	5.8	7.9
0.7	(2.5)	(0.4)	(0.1)	(5.6)	Retirement Plans	1.0	(0.4)	3.0	(2.0)	(6.5)	(0.1)
(0.8)	9.9	13.9	5.3	2.1	Other	1.1	(2.7)	(2.1)	1.0	1.5	1.7

104.6	121.0	141.1	164.5	172.0	Total income before income taxes	57.3	49.5	52.0	42.9	30.9	46.2

35.1	41.1	46.4	58.5	61.0	Income taxes	20.1	17.3	18.1	15.3	11.0	16.6

$69.5	$79.9	$94.7	$106.0	$111.0	Net income	$37.2	$32.2	$33.9	$27.6	$19.9	$29.6

					Net income per common share: **
n/a	$2.37	$2.97	$3.47	$3.77	Basic	$1.29	$1.11	$1.16	$0.94	$0.67	$1.00
n/a	2.37	2.95	3.44	3.73	Diluted	1.27	1.10	1.15	0.93	0.66	0.99

					Share data:
n/a	33,630,692	31,878,834	30,553,049	29,435,920	Basic weighted average **	28,937,380	28,934,602	29,155,199	29,459,324	29,542,304	29,591,379
n/a	33,674,367	32,125,596	30,835,722	29,772,402	Diluted weighted average **	29,230,629	29,222,728	29,487,810	29,767,536	29,878,851	29,924,668
n/a	32,774,098	31,565,486	29,782,966	29,185,276	At period end	29,120,373	29,061,326	29,185,276	29,514,021	29,725,464	29,641,388

					Net income return on average equity:
8.9%	9.5%	10.7%	11.2%	10.4%	Including accumulated other comprehensive income	11.8%	11.0%	11.9%	10.2%	7.9%	12.2%
0.6	0.2	(0.2)	0.2	1.0	Accumulated other comprehensive income (loss)	2.4	1.7	1.6	0.9	0.3	0.3

9.5%	9.7%	10.5%	11.4%	11.4%	Excluding accumulated other comprehensive income	14.2%	12.7%	13.5%	11.1%	8.2%	12.5%

					Book value per common share: **
n/a	$25.63	$29.29	$32.69	$39.49	Including accumulated other comprehensive income	$45.27	$41.21	$39.49	$38.22	$34.86	$32.65
n/a	(1.14)	0.06	1.11	5.05	Less: accumulated other comprehensive income (loss)	8.49	5.78	5.05	4.33	1.77	0.23

n/a	$26.77	$29.23	$31.58	$34.44	Excluding accumulated other comprehensive income	$36.78	$35.43	$34.44	$33.89	$33.09	$32.42

					Net capital gains and losses:
$11.3	$0.4	$(1.8)	$—	$(19.7)	Net capital gains and losses	$3.7	$(1.1)	$4.6	$(3.6)	$(21.2)	$0.5
4.3	0.1	(0.6)	—	(7.1)	Taxes on net capital gains (losses)	1.3	(0.4)	1.7	(1.3)	(7.7)	0.2

$7.0	$0.3	$(1.2)	$—	$(12.6)	Net capital gains and losses, net of tax	$2.4	$(0.7)	$2.9	$(2.3)	$(13.5)	$0.3

					Statutory data—Insurance Subsidiaries:
$105.6	$138.8	$150.7	$121.3	$120.6	Net gain (loss) from operations before federal income taxes	$55.9	$44.0	$(28.0)	$62.2	$43.2	$43.2
98.1	119.5	44.5	129.0	38.7	Net gain (loss) from operations after federal income taxes and before realized capital gains/losses	31.0	25.1	(46.9)	34.1	24.1	27.5
392.9	506.7	517.7	641.9	817.6	Capital and surplus	793.8	766.4	817.6	869.5	617.6	613.1
39.9	41.1	39.8	44.4	35.8	Asset valuation reserve	39.3	37.4	35.8	37.9	41.8	45.0

1,849	1,971	2,082	2,255	2,465	Number of employees	2,564	2,521	2,465	2,357	2,320	2,287

*	Includes $6.1 million and $4.5 million in reorganization expenses related to demutualization in 1998 and 1999, respectively.
**	Share data for 1999 is pro forma.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2003		2002
1998	1999	2000	2001	2002		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$892.8	$959.2	$1,102.0	$1,231.7	$1,383.3	Premiums	$406.0	$401.3	$382.6	$332.1	$336.3	$332.3
322.9	336.7	358.4	348.6	380.8	Net investment income	108.3	106.0	103.8	94.9	91.6	90.5
11.3	0.4	(1.8)	—	(19.7)	Net capital gains (losses)	3.7	(1.1)	4.6	(3.6)	(21.2)	0.5
3.3	3.0	4.1	5.1	5.9	Other	1.7	1.4	1.6	1.3	1.5	1.5

1,230.3	1,299.3	1,462.7	1,585.4	1,750.3	Total revenues	519.7	507.6	492.6	424.7	408.2	424.8

					Benefits and expenses:
787.6	821.3	929.5	1,017.0	1,117.1	Benefits to policyholders	333.0	324.2	309.1	268.8	267.9	271.3
91.5	88.8	90.4	78.7	72.9	Interest credited	19.2	18.6	18.5	18.4	18.3	17.7
155.0	165.8	186.2	201.0	243.5	Operating expenses	66.5	69.9	70.7	59.3	57.5	56.0
73.4	83.3	102.7	118.3	132.6	Commissions and bonuses	36.5	35.5	33.3	33.2	31.7	34.4
16.4	13.9	18.9	22.1	23.0	Premium taxes	5.0	6.7	6.2	6.0	5.4	5.4
0.1	0.9	1.0	0.1	5.0	Interest expense	4.4	4.4	4.4	0.5	0.1	—
(17.8)	(17.5)	(26.7)	(35.7)	(39.1)	Deferral of acquisition costs	(11.6)	(9.7)	(9.6)	(9.8)	(8.9)	(10.8)
13.4	17.3	19.6	19.4	23.3	Amortization of deferred acquisition costs and value of business acquired	9.4	8.5	8.0	5.4	5.3	4.6
6.1	4.5	—	—	—	Reorganization expenses	—	—	—	—	—	—

1,125.7	1,178.3	1,321.6	1,420.9	1,578.3	Total benefits and expenses	462.4	458.1	440.6	381.8	377.3	378.6

104.6	121.0	141.1	164.5	172.0	Income before income taxes	57.3	49.5	52.0	42.9	30.9	46.2

35.1	41.1	46.4	58.5	61.0	Income taxes	20.1	17.3	18.1	15.3	11.0	16.6

69.5	79.9	94.7	106.0	111.0	Net income	37.2	32.2	33.9	27.6	19.9	29.6

					Other comprehensive income (loss), net of tax:
40.1	(106.2)	40.3	28.2	114.8	Unrealized capital gains (losses) on securities available for sale, net	78.8	21.1	22.2	75.3	42.9	(25.6)
(2.3)	(5.6)	(0.8)	3.2	(0.7)	Reclassification adjustment for net capital gains (losses) included in net income, net	0.7	(0.6)	(2.7)	0.2	2.9	(1.1)

37.8	(111.8)	39.5	31.4	114.1	Total	79.5	20.5	19.5	75.5	45.8	(26.7)

$107.3	$(31.9)	$134.2	$137.4	$225.1	Comprehensive income (loss)	$116.7	$52.7	$53.4	$103.1	$65.7	$2.9

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

RESULTS BY SEGMENT

						2003		2002
1998	1999	2000	2001	2002		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$784.5	$855.6	$973.5	$1,129.5	$1,284.3	Employee Benefits—Insurance	$375.3	$375.9	$358.2	$308.9	$310.4	$306.8
94.3	87.0	104.8	81.2	80.0	Individual Insurance	25.0	20.3	20.1	18.8	20.7	20.4
14.0	16.6	23.7	21.0	19.0	Retirement Plans	5.7	5.1	4.3	4.4	5.2	5.1

892.8	959.2	1,102.0	1,231.7	1,383.3	Total premiums	406.0	401.3	382.6	332.1	336.3	332.3

					Net investment income:
143.7	151.8	165.2	187.3	207.0	Employee Benefits—Insurance	62.0	61.7	59.0	51.1	48.6	48.3
124.0	121.5	128.0	98.9	107.0	Individual Insurance	27.3	27.2	27.7	27.1	26.3	25.9
54.0	50.6	50.7	52.1	52.9	Retirement Plans	14.0	14.2	13.5	13.4	13.2	12.8
1.2	12.8	14.5	10.3	13.9	Other	5.0	2.9	3.6	3.3	3.5	3.5

322.9	336.7	358.4	348.6	380.8	Total net investment income	108.3	106.0	103.8	94.9	91.6	90.5

					Net capital gains (losses):
2.5	(3.3)	(0.7)	(1.8)	(8.6)	Employee Benefits—Insurance	1.0	(1.5)	3.2	(2.9)	(9.6)	0.7
1.6	0.5	(4.1)	0.6	(6.0)	Individual Insurance	0.3	1.1	(1.5)	0.5	(4.9)	(0.1)
1.1	(0.7)	(0.4)	0.1	(5.6)	Retirement Plans	0.1	(1.1)	2.4	(1.2)	(6.7)	(0.1)
6.1	3.9	3.4	1.1	0.5	Other	2.3	0.4	0.5	—	—	—

11.3	0.4	(1.8)	—	(19.7)	Total net capital gains (losses)	3.7	(1.1)	4.6	(3.6)	(21.2)	0.5

					Other revenues:
2.4	2.9	4.2	4.3	5.5	Employee Benefits—Insurance	1.6	1.4	1.5	1.3	1.4	1.3
0.9	—	(0.1)	0.8	0.4	Individual Insurance	0.1	—	0.1	—	0.1	0.2
—	0.1	—	—	—	Other	—	—	—	—	—	—

3.3	3.0	4.1	5.1	5.9	Total other revenues	1.7	1.4	1.6	1.3	1.5	1.5

1,230.3	1,299.3	1,462.7	1,585.4	1,750.3	Total revenues	519.7	507.6	492.6	424.7	408.2	424.8

					Benefits and expenses:
847.9	905.8	1,026.0	1,187.8	1,338.4	Employee Benefits—Insurance	396.6	394.4	372.4	324.9	320.7	320.4
201.3	196.6	217.2	153.7	155.7	Individual Insurance	40.8	39.1	44.8	36.0	36.4	38.5
68.4	69.0	74.4	73.3	71.9	Retirement Plans	18.8	18.6	17.2	18.6	18.2	17.9
8.1	6.9	4.0	6.1	12.3	Other	6.2	6.0	6.2	2.3	2.0	1.8

1,125.7	1,178.3	1,321.6	1,420.9	1,578.3	Total benefits and expenses	462.4	458.1	440.6	381.8	377.3	378.6

					Income (loss) before income taxes:
85.2	101.2	116.2	131.5	149.8	Employee Benefits—Insurance	43.3	43.1	49.5	33.5	30.1	36.7
19.5	12.4	11.4	27.8	25.7	Individual Insurance	11.9	9.5	1.6	10.4	5.8	7.9
0.7	(2.5)	(0.4)	(0.1)	(5.6)	Retirement Plans	1.0	(0.4)	3.0	(2.0)	(6.5)	(0.1)
(0.8)	9.9	13.9	5.3	2.1	Other	1.1	(2.7)	(2.1)	1.0	1.5	1.7

104.6	121.0	141.1	164.5	172.0	Total income before income taxes	57.3	49.5	52.0	42.9	30.9	46.2
35.1	41.1	46.4	58.5	61.0	Income taxes	20.1	17.3	18.1	15.3	11.0	16.6

$69.5	$79.9	$94.7	$106.0	$111.0	Net income	$37.2	$32.2	$33.9	$27.6	$19.9	$29.6

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

EMPLOYEE BENEFITS—INSURANCE SEGMENT

						2003		2002
1998	1999	2000	2001	2002		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$285.7	$314.2	$362.5	$428.4	$498.0	Life and AD&D	$151.7	$150.0	$137.1	$122.9	$121.0	$117.0
353.6	398.8	456.2	514.0	583.4	LTD	173.2	175.0	164.8	140.2	140.5	137.9
77.0	81.5	100.5	123.7	145.2	STD	40.3	40.6	36.9	36.8	36.6	34.9
73.9	78.1	77.2	79.4	71.2	Other	16.7	16.5	18.3	16.7	17.4	18.8
(5.7)	(17.0)	(22.9)	(16.0)	(13.5)	Experience rated refunds	(6.6)	(6.2)	1.1	(7.7)	(5.1)	(1.8)

784.5	855.6	973.5	1,129.5	1,284.3	Total premiums	375.3	375.9	358.2	308.9	310.4	306.8
143.7	151.8	165.2	187.3	207.0	Net investment income	62.0	61.7	59.0	51.1	48.6	48.3
2.5	(3.3)	(0.7)	(1.8)	(8.6)	Net capital gains (losses)	1.0	(1.5)	3.2	(2.9)	(9.6)	0.7
2.4	2.9	4.2	4.3	5.5	Other	1.6	1.4	1.5	1.3	1.4	1.3

933.1	1,007.0	1,142.2	1,319.3	1,488.2	Total revenues	439.9	437.5	421.9	358.4	350.8	357.1

					Benefits and expenses:
664.1	705.5	792.1	921.6	1,029.4	Benefits to policyholders *	311.0	304.3	283.6	249.3	248.4	248.1
6.2	6.7	7.5	10.3	4.7	Interest credited	1.4	1.2	0.9	1.3	1.1	1.4
107.0	115.4	132.5	148.9	185.8	Operating expenses	51.5	55.1	56.1	44.8	43.2	41.7
57.0	67.4	82.5	90.1	98.8	Commissions and bonuses	26.8	25.5	24.5	24.6	23.7	26.0
15.1	13.8	17.3	20.5	22.4	Premium taxes	4.9	6.5	6.0	5.8	5.3	5.3
(8.2)	(10.6)	(15.2)	(15.0)	(17.8)	Deferral of acquisition costs	(5.2)	(4.4)	(4.0)	(4.2)	(4.1)	(5.5)
6.7	7.6	9.3	11.4	15.1	Amortization of deferred acquisition costs and value of business acquired	6.2	6.2	5.3	3.3	3.1	3.4

847.9	905.8	1,026.0	1,187.8	1,338.4	Total benefits and expenses	396.6	394.4	372.4	324.9	320.7	320.4

$85.2	$101.2	$116.2	$131.5	$149.8	Income before income taxes	$43.3	$43.1	$49.5	$33.5	$30.1	$36.7

					Statistics (% of total premiums):
85.4%	83.3%	82.1%	82.1%	80.5%	Benefit ratio (including interest credited) *	83.2%	81.3%	79.4%	81.1%	80.4%	81.3%
13.6	13.5	13.6	13.2	14.5	Operating expenses	13.7	14.7	15.7	14.5	13.9	13.6
10.9	11.8	11.9	11.6	11.7	Income before income taxes	11.5	11.5	13.8	10.8	9.7	12.0

					Sales (annualized new premiums):
$51.2	$70.0	$114.5	$115.6	$133.8	Life and AD&D	$20.6	$16.1	$64.6	$24.7	$18.3	$26.2
51.3	86.8	94.7	98.6	97.1	LTD	13.6	16.9	43.6	18.1	15.8	19.6
21.6	17.2	35.1	37.0	48.8	STD	7.7	9.4	17.9	8.6	6.9	15.4
17.5	15.0	16.5	14.1	23.4	Other	3.8	4.5	11.2	5.3	2.9	4.0

$141.6	$189.0	$260.8	$265.3	$303.1	Total	$45.7	$46.9	$137.3	$56.7	$43.9	$65.2

					Persistency (% of premiums):
87.4%	89.4%	85.2%	88.5%	88.0%	Life
84.8	87.9	88.3	89.3	88.1	LTD
78.3	76.2	65.9	79.6	75.6	Dental
85.3	84.7	82.9	87.0	85.1	Other A&H

84.8%	86.0%	82.7%	87.6%	86.9%	Total

*	2001 benefits to policyholders included $4.3 million in pre-tax charges related to the terrorist events of September 11, 2001. The $4.3 million in pre-tax charges were excluded from the benefit ratio.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INDIVIDUAL INSURANCE SEGMENT

						2003		2002
1998	1999	2000 *	2001	2002		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$82.0	$72.3	$70.0	$—	$—	Life	$—	$—	$—	$—	$—	$—
3.5	3.4	6.5	2.7	4.6	Annuities	0.7	0.1	1.9	0.9	0.9	0.9
8.8	11.3	28.3	78.5	75.4	Disability	24.3	20.2	18.2	17.9	19.8	19.5

94.3	87.0	104.8	81.2	80.0	Total premiums	25.0	20.3	20.1	18.8	20.7	20.4
124.0	121.5	128.0	98.9	107.0	Net investment income	27.3	27.2	27.7	27.1	26.3	25.9
1.6	0.5	(4.1)	0.6	(6.0)	Net capital gains (losses)	0.3	1.1	(1.5)	0.5	(4.9)	(0.1)
0.9	—	(0.1)	0.8	0.4	Other	0.1	—	0.1	—	0.1	0.2

220.8	209.0	228.6	181.5	181.4	Total revenues	52.7	48.6	46.4	46.4	42.2	46.4

					Benefits and expenses:
113.0	106.3	125.6	85.6	79.8	Benefits to policyholders **	19.9	17.8	24.1	17.1	17.2	21.4
49.3	48.6	48.7	32.8	35.1	Interest credited	9.0	9.1	9.2	8.9	8.9	8.1
26.6	25.7	27.8	22.9	24.0	Operating expenses	6.4	6.4	6.2	6.1	5.9	5.8
13.9	12.2	14.7	22.6	27.3	Commissions and bonuses	7.4	7.5	7.1	7.2	6.7	6.3
1.4	1.0	1.6	1.6	0.6	Premium taxes	0.1	0.2	0.2	0.2	0.1	0.1
(9.6)	(6.9)	(11.5)	(19.8)	(19.0)	Deferral of acquisition costs	(5.4)	(4.1)	(4.8)	(5.3)	(4.5)	(4.4)
6.7	9.7	10.3	8.0	7.9	Amortization of deferred acquisition costs and value of business acquired	3.4	2.2	2.8	1.8	2.1	1.2

201.3	196.6	217.2	153.7	155.7	Total benefits and expenses	40.8	39.1	44.8	36.0	36.4	38.5

$19.5	$12.4	$11.4	$27.8	$25.7	Income before income taxes	$11.9	$9.5	$1.6	$10.4	$5.8	$7.9

$667.6	$698.4	$652.9	$702.1	$797.7	Annuity assets under management	$852.7	$823.8	$797.7	$771.8	$734.0	$713.9
n/a	n/a	n/a	104.5%	99.8%	Benefit ratio (% of total premiums) **	79.6%	87.7%	119.9%	91.0%	83.1%	104.9%
					Statistics (% of revenue):
12.0%	12.3%	12.2%	12.6%	13.2%	Operating expenses	12.1%	13.2%	13.4%	13.1%	14.0%	12.5%
8.8	5.9	5.0	15.3	14.2	Income before income taxes	22.6	19.5	3.4	22.4	13.7	17.0
					Sales:
$7.4	$4.4	$4.0	$—	$—	Life premiums	$—	$—	$—	$—	$—	$—
12.4	6.7	15.1	62.6	109.1	Annuity deposits	26.9	29.8	26.5	44.0	21.9	16.7
2.4	3.4	3.5	9.6	11.5	Disability premiums	3.8	2.9	3.2	3.0	2.8	2.5

$22.2	$14.5	$22.6	$72.2	$120.6	Total	$30.7	$32.7	$29.7	$47.0	$24.7	$19.2

92.3%	91.4%	90.3%	92.1%	94.3%	Disability persistency (% of premiums)

*	Includes $1.9 million of severance costs associated with disposition of the individual life product line.
**	2001 benefits to policyholders included $0.7 million in pre-tax charges related to the terrorist events of September 11, 2001. The $0.7 million in pre-tax charges were excluded from the benefit ratio.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

RETIREMENT PLANS SEGMENT

						2003		2002
1998	1999	2000	2001	2002		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$14.0	$16.6	$23.7	$21.0	$19.0	Premiums	$5.7	$5.1	$4.3	$4.4	$5.2	$5.1
54.0	50.6	50.7	52.1	52.9	Net investment income	14.0	14.2	13.5	13.4	13.2	12.8
1.1	(0.7)	(0.4)	0.1	(5.6)	Net capital gains (losses)	0.1	(1.1)	2.4	(1.2)	(6.7)	(0.1)

69.1	66.5	74.0	73.2	66.3	Total revenues	19.8	18.2	20.2	16.6	11.7	17.8

					Benefits and expenses:
10.5	9.5	11.8	9.8	7.9	Benefits to policyholders	2.1	2.1	1.4	2.4	2.3	1.8
36.1	33.5	34.2	35.2	32.5	Interest credited	8.8	8.3	8.3	8.0	8.1	8.1
19.3	22.3	22.9	23.6	27.0	Operating expenses	6.8	6.8	6.7	6.8	6.7	6.8
2.5	3.7	5.5	5.6	6.5	Commissions and bonuses	2.3	2.5	1.7	1.4	1.3	2.1
—	—	—	(0.9)	(2.3)	Deferral of acquisition costs	(1.0)	(1.2)	(0.8)	(0.3)	(0.3)	(0.9)
—	—	—	—	0.3	Amortization of deferred acquisition costs	(0.2)	0.1	(0.1)	0.3	0.1	—

68.4	69.0	74.4	73.3	71.9	Total benefits and expenses	18.8	18.6	17.2	18.6	18.2	17.9

$0.7	$(2.5)	$(0.4)	$(0.1)	$(5.6)	Income (loss) before income taxes	$1.0	$(0.4)	$3.0	$(2.0)	$(6.5)	$(0.1)

$631.3	$655.4	$662.4	$751.6	$784.7	General account	$835.1	$827.6	$784.7	$754.5	$713.0	$698.3
668.5	992.3	1,092.7	1,019.2	1,018.6	Separate account	1,296.1	1,064.6	1,018.6	919.1	1,056.9	1,128.2

$1,299.8	$1,647.7	$1,755.1	$1,770.8	$1,803.3	Assets under management	$2,131.2	$1,892.2	$1,803.3	$1,673.6	$1,769.9	$1,826.5

					Statistics:
66.7%	66.2%	67.5%	67.5%	61.4%	Interest credited (% of investment income)	62.9%	58.5%	61.5%	59.7%	61.4%	63.3%
1.6	1.5	1.3	1.3	1.5	Annualized operating expenses (% of average assets under management)	1.4	1.5	1.5	1.6	1.5	1.5

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2003		2002
1998	1999	2000	2001	2002		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$1.2	$12.8	$14.5	$10.3	$13.9	Net investment income	$5.0	$2.9	$3.6	$3.3	$3.5	$3.5
6.1	3.9	3.4	1.1	0.5	Net capital gains	2.3	0.4	0.5	—	—	—
—	0.1	—	—	—	Other	—	—	—	—	—	—

7.3	16.8	17.9	11.4	14.4	Total revenues	7.3	3.3	4.1	3.3	3.5	3.5

					Benefits and expenses:
1.9	1.5	3.0	6.0	7.3	Operating expenses and other	1.8	1.6	1.8	1.8	1.9	1.8
0.1	0.9	1.0	0.1	5.0	Interest expense	4.4	4.4	4.4	0.5	0.1	—
6.1	4.5	—	—	—	Reorganization expenses	—	—	—	—	—	—

8.1	6.9	4.0	6.1	12.3	Total benefits and expenses	6.2	6.0	6.2	2.3	2.0	1.8

$(0.8)	$9.9	$13.9	$5.3	$2.1	Income (loss) before income taxes	$1.1	$(2.7)	$(2.1)	$1.0	$1.5	$1.7

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2003		2002
1998	1999	2000	2001	2002		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS

					Investments:
					Fixed maturity securities:
$2,188.5	$2,235.8	$2,485.3	$2,700.6	$4,134.4	Available for sale	$4,613.4	$4,417.2	$4,134.4	$3,556.7	$3,177.5	$2,866.4
25.4	49.2	54.0	—	—	Trading	—	—	—	—	—	—
0.3	—	—	—	—	Equity securities	—	—	—	—	—	—
1,708.1	1,926.2	2,061.1	2,003.0	1,989.1	Commercial mortgage loans, net	2,130.0	2,043.5	1,989.1	2,058.3	2,078.6	2,041.2
93.0	98.5	65.9	72.0	64.6	Real estate, net	61.5	62.9	64.6	66.7	67.4	70.8
111.0	110.8	106.9	5.4	5.3	Policy loans	4.9	5.2	5.3	5.3	5.2	5.2
71.2	68.1	63.5	—	—	Collateral loans	—	—	—	—	—	—

4,197.5	4,488.6	4,836.7	4,781.0	6,193.4	Total investments	6,809.8	6,528.8	6,193.4	5,687.0	5,328.7	4,983.6
60.4	40.7	473.7	212.3	206.8	Cash and cash equivalents	20.4	69.0	206.8	179.2	22.9	55.0
41.5	48.7	74.0	73.7	79.6	Premiums and other receivables	77.2	73.6	79.6	62.0	62.9	67.2
53.5	56.2	61.5	59.4	77.1	Accrued investment income	83.0	83.9	77.1	68.4	67.0	64.7
31.7	29.9	35.3	867.5	873.9	Amounts recoverable from reinsurers	890.1	877.3	873.9	856.5	867.1	871.3
114.9	120.2	186.8	115.1	190.9	Deferred acquisition costs and value of business acquired, net	190.3	190.0	190.9	127.2	124.2	121.7
65.9	69.0	71.7	76.8	74.7	Property and equipment, net	72.4	72.9	74.7	75.3	76.6	76.2
45.0	11.5	27.2	72.0	31.5	Other assets	47.9	23.9	31.5	31.0	22.7	44.2
668.5	992.3	1,092.7	1,019.2	1,018.6	Separate account assets	1,296.1	1,064.6	1,018.6	919.1	1,056.9	1,128.2

$5,278.9	$5,857.1	$6,859.6	$7,277.0	$8,746.5	Total assets	$9,487.2	$8,984.0	$8,746.5	$8,005.7	$7,629.0	$7,412.1

					LIABILITIES AND EQUITY

					Liabilities:
$2,099.5	$2,268.3	$2,969.5	$3,198.5	$4,114.9	Future policy benefits and claims	$4,210.1	$4,161.0	$4,114.9	$3,340.0	$3,303.3	$3,260.4
1,479.2	1,571.7	1,565.6	1,728.9	1,864.5	Other policyholder funds	1,976.3	1,935.2	1,864.5	1,791.7	1,709.2	1,684.3
106.0	84.3	34.0	115.3	164.7	Deferred tax liabilities	212.5	174.2	164.7	157.8	117.0	99.5
0.1	0.2	65.2	81.5	0.2	Short-term debt	22.2	0.2	0.2	0.2	81.7	0.2
2.3	9.6	9.4	9.1	259.0	Long-term debt	256.9	258.9	259.0	259.0	9.0	9.1
84.0	90.8	198.8	150.8	172.0	Other liabilities	194.7	192.3	172.0	409.9	315.8	262.7
668.5	992.3	1,092.7	1,019.2	1,018.6	Separate account liabilities	1,296.1	1,064.6	1,018.6	919.1	1,056.9	1,128.2

4,439.6	5,017.2	5,935.2	6,303.3	7,593.9	Total liabilities	8,168.8	7,786.4	7,593.9	6,877.7	6,592.9	6,444.4

					Shareholders’ equity:
—	819.7	778.7	699.8	665.3	Common stock	661.7	657.6	665.3	682.4	693.6	690.9
74.2	(37.6)	1.9	33.3	147.4	Accumulated other comprehensive income (loss)	247.4	167.9	147.4	127.9	52.4	6.6
765.1	57.8	143.8	240.6	339.9	Retained earnings	409.3	372.1	339.9	317.7	290.1	270.2

839.3	839.9	924.4	973.7	1,152.6	Total shareholders’ equity	1,318.4	1,197.6	1,152.6	1,128.0	1,036.1	967.7

$5,278.9	$5,857.1	$6,859.6	$7,277.0	$8,746.5	Total	$9,487.2	$8,984.0	$8,746.5	$8,005.7	$7,629.0	$7,412.1

STANCORP FINANCIAL GROUP, INC.

Invested Assets Statistics

(Dollars in millions)

CONSOLIDATED (except as indicated)

						2003		2002
1998	1999	2000	2001	2002		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
$2,213.9	$2,285.0	$2,539.3	$2,700.6	$4,134.4	Total fixed maturity securities:	$4,613.4	$4,417.2	$4,134.4	$3,556.7	$3,177.5	$2,866.4
2,039.3	2,084.9	2,323.1	2,454.0	3,701.0	Public	4,132.4	3,940.4	3,701.0	3,240.1	2,884.9	2,599.6
174.6	200.1	216.2	246.6	433.4	Private	481.0	476.8	433.4	316.6	292.6	266.8
0.3	—	—	—	—	Equity securities	—	—	—	—	—	—
1,708.1	1,926.2	2,061.1	2,003.0	1,989.1	Commercial mortgage loans, net	2,130.0	2,043.5	1,989.1	2,058.3	2,078.6	2,041.2
93.0	98.5	65.9	72.0	64.6	Real estate, net	61.5	62.9	64.6	66.7	67.4	70.8
111.0	110.8	106.9	5.4	5.3	Policy loans	4.9	5.2	5.3	5.3	5.2	5.2
71.2	68.1	63.5	—	—	Collateral loans	—	—	—	—	—	—

$4,197.5	$4,488.6	$4,836.7	$4,781.0	$6,193.4	Total investments	$6,809.8	$6,528.8	$6,193.4	$5,687.0	$5,328.7	$4,983.6

					Percent of investments:
52.7%	50.9%	52.5%	56.5%	66.8%	Fixed maturity securities	67.7%	67.6%	66.8%	62.5%	59.6%	57.5%
—	—	—	—	—	Equity securities	—	—	—	—	—	—
40.7	42.9	42.6	41.9	32.1	Commercial mortgage loans, net	31.3	31.3	32.1	36.2	39.0	41.0
2.2	2.2	1.4	1.5	1.0	Real estate, net	0.9	1.0	1.0	1.2	1.3	1.4
4.4	4.0	3.5	0.1	0.1	Other	0.1	0.1	0.1	0.1	0.1	0.1
					Fixed maturity securities available for sale:
105.7%	97.4%	100.1%	102.0%	105.9%	Market value as a% of amortized cost	109.3%	106.4%	105.9%	106.0%	102.9%	100.4%
					Reserve balances:
$ 4.3	$4.1	$4.4	$3.6	$4.0	Commercial mortgage loans, net	$3.6	$4.2	$4.0	$3.9	$3.6	$3.6
					StanCorp Mortgage Investors, LLC:
					Commercial mortgage loans under management:
$1,708.1	$1,926.2	$2,061.1	$2,003.0	$1,989.1	StanCorp and subsidiaries	$2,130.0	$2,043.5	$1,989.1	$2,058.3	$2,078.6	$2,041.2
250.5	253.8	314.7	534.9	672.9	Other investors	702.2	698.5	672.9	558.6	506.5	521.7

$1,958.6	$2,180.0	$2,375.8	$2,537.9	$2,662.0	Total	$2,832.2	$2,742.0	$2,662.0	$2,616.9	$2,585.1	$2,562.9

$ 440.9	$519.1	$432.8	$430.1	$570.8	Commercial mortgage loans originated	$226.5	$207.2	$189.8	$124.2	$132.9	$123.9
4.6	5.5	5.9	6.6	7.7	Income before income taxes *	2.8	2.5	3.2	1.5	1.6	1.4

*	Amounts presented are before intercompany eliminations.

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED (except as indicated)

						2003		2002
1998	1999	2000	2001	2002		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
7.05%	6.94%	7.01%	6.79%	6.22%	Fixed maturity securities (excluding convertibles)	6.01%	6.09%	6.22%	6.62%	6.65%	6.71%
8.70	8.37	8.34	8.22	7.94	Commercial mortgage loans, net	7.65	7.82	7.94	8.06	8.12	8.17

					Fixed maturity securities:
					Quality rating (as % of fixed maturities):
85.1%	81.0%	79.5%	69.0%	75.3%	A or higher	76.9%	76.4%	75.3%	72.7%	69.1%	69.3%
14.4	18.3	19.4	28.0	21.2	BBB/Baa	20.1	20.4	21.2	23.6	27.2	27.8
0.5	0.7	0.9	2.4	2.1	BB/Ba	1.4	1.7	2.1	2.3	2.9	2.2
—	—	0.2	0.6	1.4	B or lower	1.6	1.5	1.4	1.4	0.8	0.7

					Commercial mortgage loans—statutory:
					Sixty day delinquencies:
$1.7	$—	$—	$—	$—	Book value	$1.9	$—	$—	$0.5	$0.5	$0.5
0.10%	—%	—%	—%	—%	Rates—overall %	0.09%	—%	—%	0.02%	0.02%	0.03%
$0.8	$2.2	$—	$—	$—	Foreclosed during period	$—	$—	$—	$—	$—	$—
1.7	—	—	0.5	—	In process of foreclosure	2.8	1.5	—	0.5	0.5	0.5
1.7	—	—	—	—	Included in 60 day delinquencies	1.9	—	—	0.5	0.5	0.5
7.7	5.5	6.1	5.9	4.6	Net balance of restructured loans	3.3	3.4	4.6	4.1	5.2	5.8